SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Check the appropriate box:
    |_| Preliminary Information Statement
    |_| Confidential, for Use of the Commission Only (as permitted by
        Rule 14c-5(d)(2))
    |X| Definitive Information Statement

                              HARMONY TRADING CORP.
              ---------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

      (1)   Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

      (5)   Total fee paid:

            ---------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ---------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            ---------------------------------------------------------------

      (3)   Filing Party:

            ---------------------------------------------------------------

      (4)   Date Filed:

            ---------------------------------------------------------------

                             HARMONY TRADING CORP.

                     275 ST. JACQUES STREET WEST, SUITE 36
                        MONTREAL, QUEBEC, CANADA H2Y 1MA

                             INFORMATION STATEMENT

      This Information Statement is being furnished to stockholders of Harmony Trading Corp., a New York corporation, to advise them of corporate action taken without a meeting by less than unanimous written consent of stockholders to amend our Certificate of Incorporation to eliminate preemptive rights. A copy of the Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement.

      Our Board of Directors fixed the close of business on December 19, 2000 as the record date for the determination of stockholders entitled to vote on the proposal to amend our Certificate of Incorporation as described above. On December 19, 2000 there were 9,330,000 shares of our common stock issued and outstanding. The proposed amendment to our Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon. Each share of common stock is entitled to one vote on the proposed amendment.

      The Board of Directors, by written consent on December 15, 2000, has approved, and stockholders holding 5,205,000 shares (approximately 56%) of the outstanding shares of our common stock on December 19, 2000, have consented in writing, to the amendment. Accordingly, all corporate actions necessary to authorize the amendment have been taken. In accordance with the regulations under the Securities Exchange Act of 1934, the authorization of the amendment to our Certificate of Incorporation by the Board of Directors and the stockholders will not become effective until 20 days after we have mailed this Information Statement to our stockholders. Promptly following the expiration of this 20-day period, we intend to file the amendment to our Certificate of Incorporation with the New York Department of State. The elimination of preemptive rights will become effective as of 5:00 p.m., Eastern Standard Time, on the date of such filing.

      Our executive offices are located at 275 St. Jacques Street West, Suite 36, Montreal, Quebec, Canada H2Y 1MA.

      PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This Information Statement is first being sent or given to the holders of our outstanding common stock, our only class of voting securities outstanding, on or about January 5, 2001. Each holder of record of shares of our common stock at the close of business on December 19, 2000 is entitled to receive a copy of this Information Statement.

Preemptive Rights

      The New York Business Corporation Law provides that for corporations formed before 1998, holders of common stock shall have preemptive rights unless the corporation's Certificate of Incorporation affirmatively eliminates such rights. "Pre-emptive rights" means that each shareholder of such a corporation has the right, upon the proposed issuance of additional shares to new shareholders, to acquire the percentage of the additional shares proposed to be issued that is equal to the percentage of outstanding shares that such shareholder owns before the new issuance. Thus, for example, assume that ten shareholders own 100 shares, and those 100 shares are all of the corporation's outstanding shares. If the corporation proposes to issue 50 shares to new shareholders, each of those 10 original shareholders has the preemptive right to acquire 5 of those 50 shares. Such rights have an anti-dilutive effect. However, such rights may also prevent or severely inhibit a corporation's efforts to raise capital by offering shares of common stock either through private placements or public offerings. Accordingly, in order to be able to issue additional shares without first subjecting such shares to preemptive rights, the Corporation must amend its Certificate of Incorporation.

      Our directors believe the elimination of preemptive rights will greatly enhance our ability to raise capital through the sale of additional shares, which is in the best interests of the stockholders. The Board of Directors has recommended that the stockholders approve the elimination of preemptive rights and, for that purpose approve a proposed amendment of our Certificate of Incorporation.

No Dissenters' Rights

      Under the New York Business Corporation Law, holders of common stock are not entitled to dissenters' rights with respect to the amendment to our Certificate of Incorporation.

Security Ownership of Certain Beneficial Owner and Management

      The following table sets forth information as of December 19, 2000, with respect to the beneficial ownership of shares of common stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (ii) each director, and (iii) all executive officers and directors as a group:

                               Name and Address            Amount and Nature        Percentage
  Title of Class             of Beneficial Owner        of Beneficial Ownership      of Class
  --------------             -------------------        -----------------------      --------

Common stock, par value  Group InterCapital, Inc.        5,205,000 shares              55.78%
$.001 per share          275 St. Jacques Street West               Direct
                         Suite 36
                         Montreal, Quebec, Canada
                         H2Y 1MA

Common stock, par value  Henry J. Yersh                          0 shares                  0%
$.001 per share          101 Chartwell Crescent
                         Beaconsfield, Quebec, Canada
                         H9W 1C2

Common stock, par value  Denis St. Hilaire                       0 shares                  0%
$.001 per share          150 Berlioz, #157
                         Verdun, Quebec, Canada H3E 1K3

All officers and directors as a                                  0 shares                  0%
            group (2 persons)

Where You Can Find More Information

      We are required to comply with the reporting requirements of the Securities Exchange Act. For further information about us, you may refer to:

o     our Annual Report on Form 10-KSB for the year ended December 31, 1999;
o our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000; and
o     our current report on Form 8-K filed on December 4, 2000.

      You can review these filings at the public reference facility maintained by the SEC at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Please call the SEC at 1-800-SEC 0330 for further information on the public reference room. These filings are available electronically on the World Wide Web at http://www.sec.gov.

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              HARMONY TRADING CORP.

                            CERTIFICATE OF AMENDMENT

                       OF THE CERTIFICATE OF INCORPORATION

                                       OF

                              HARMONY TRADING CORP.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

      THE UNDERSIGNED, being the President of HARMONY TRADING CORP., hereby certifies:

      1. The name of the corporation is Harmony Trading Corp. (the
"Corporation").

      2. The certificate of incorporation of said Corporation was filed by the Department of State on the 13th day of August, 1996.

      3. The certificate of incorporation of the Corporation is amended to effectuate the elimination of pre-emptive rights held by the owners of the Corporation's Common Stock.

      4. To accomplish the foregoing, the following new Article SEVENTH, relating to the elimination of preemptive rights, is added to the Certificate of Incorporation, to read in its entirety as follows:

            SEVENTH: No holder of any shares of the Corporation shall, because of such status, have a pre-emptive or other right to purchase, subscribe for, or take any part of any shares of the Corporation or any part of any notes, debentures, bonds or other securities convertible into or providing for options or warrants to purchase shares of the Corporation which are issued, offered or sold by the Corporation, no matter how the shares are offered or issued, and any of the foregoing may at any time be issued, offered for sale and sold or disposed of by the Corporation upon such terms and conditions as the Board of Directors of the Corporation may, in its sole discretion, deem proper and advisable, without first offering the existing shareholders any part of such shares, notes, debentures, bonds or other securities.

      6. The foregoing amendment was authorized by the unanimous written consent of the Board of Directors of the Corporation, followed by the written consent of the holders of the Common

Stock of the Corporation owning a majority of the outstanding shares of capital stock entitled to vote thereon.

      IN WITNESS WHEREOF, I have signed this certificate on the ____ day of January, 2001, and I affirm the statements contained herein as true under penalties of perjury.

                                        ---------------------------------
                                        Henry J. Yersh
                                        President

                                      -2-